UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway,	N.E., Atlanta,	Georgia	30328
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

1.625% Senior Notes due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on May 8, 2025. The following matters were submitted to a vote of the shareholders.
Election of Directors:
Votes regarding the election of twelve directors for a term expiring at the Company’s 2026 annual meeting of shareholders, or until their earlier resignation, removal or retirement, were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Rodney Adkins	929,549,471	150,993,897	20,120,855	128,074,644
Eva Boratto	964,759,967	117,299,345	18,604,911	128,074,644
Kevin Clark	991,203,179	91,764,110	17,696,934	128,074,644
Wayne Hewett	974,516,554	107,974,390	18,173,279	128,074,644
Angela Hwang	969,453,821	112,264,185	18,946,217	128,074,644
Kate Johnson	878,421,120	202,571,760	19,671,343	128,074,644
William Johnson	801,690,904	280,808,011	18,165,308	128,074,644
Franck Moison	854,460,597	227,464,927	18,738,699	128,074,644
Christiana Smith Shi	949,706,561	131,605,109	19,352,553	128,074,644
Russell Stokes	860,734,359	221,232,936	18,696,928	128,074,644
Carol B. Tomé	906,040,386	173,230,027	21,393,810	128,074,644
Kevin Warsh	874,459,361	208,249,398	17,955,464	128,074,644
Under the Company’s Bylaws, each of the director nominees was elected.
Approval, on an Advisory Basis, of Named Executive Officer Compensation:
Votes regarding the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
928,214,832	152,772,743	19,676,648	128,074,644
The proposal passed.
Ratification of Accountants:
Votes regarding the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025 were as follows:

FOR	AGAINST	ABSTAIN
1,152,807,598	64,449,830	11,481,439
The proposal passed.

Shareowner Proposals:
Votes on a shareowner proposal to reduce the voting power of UPS class A stock from 10 votes per share to one vote per share were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
417,600,759	673,828,949	9,234,515	128,074,644
The proposal did not pass.
Votes on a shareowner proposal requesting the Company prepare a report on risks arising from voluntary carbon-reduction commitments:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
67,461,712	1,013,653,816	19,548,695	128,074,644
The proposal did not pass.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	May 12, 2025	By:	/s/ Norman M. Brothers, Jr.
Name: Norman M. Brothers, Jr.
Title: Executive Vice President, Chief Legal and Compliance Officer